- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ----------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                  ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION
                                305(B)(2)

                               ----------------

            BANK ONE WISCONSIN TRUST COMPANY, NATIONAL ASSOCIATION
              (EXACT NAME OF TRUSTEE AS SPECIFIED IN ITS CHARTER)

                                   39-1332458
                                (I.R.S. EMPLOYER
                              IDENTIFICATION NO.)

     111 EAST WISCONSIN AVENUE,                             53201
       MILWAUKEE, WISCONSIN                               (ZIP CODE)
   (ADDRESS OF PRINCIPAL EXECUTIVE
              OFFICES)

                               ----------------

                             HARTMARX CORPORATION
              (EXACT NAME OF OBLIGOR AS SPECIFIED IN ITS CHARTER)

               DELAWARE                                   36-3217140
     (STATE OR OTHER JURISDICTION                      (I.R.S. EMPLOYER
   OF INCORPORATION OR ORGANIZATION)                  IDENTIFICATION NO.)

        101 NORTH WACKER DRIVE,                             60606
          CHICAGO, ILLINOIS                               (ZIP CODE)
    (ADDRESS OF PRINCIPAL EXECUTIVE
                OFFICES)

                      SENIOR SUBORDINATED DEBT SECURITIES
                      (TITLE OF THE INDENTURE SECURITIES)

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

ITEM 1. GENERAL INFORMATION.

    FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

  (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

      Comptroller of the Currency, Washington, D.C.

  (B) WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

      Yes.

ITEM 2. AFFILIATIONS WITH THE OBLIGOR.

    IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH
  AFFILIATION.

      The obligor is not an affiliate of the trustee.

ITEM 3. VOTING SECURITIES OF THE TRUSTEE.

    FURNISH THE FOLLOWING INFORMATION AS TO EACH CLASS OF VOTING SECURITIES OF THE TRUSTEE:

                            AS OF JANUARY 10, 1994

            COL. A                                                COL. B
        TITLE OF CLASS                                      AMOUNT OUTSTANDING
        --------------                                      ------------------

      Not applicable by virtue of response to Item 13.

ITEM 4. TRUSTEESHIPS UNDER OTHER INDENTURES.

    IF THE TRUSTEE IS A TRUSTEE UNDER ANOTHER INDENTURE UNDER WHICH ANY OTHER SECURITIES, OR CERTIFICATES OF INTEREST OR PARTICIPATION IN ANY OTHER SECURITIES, OF THE OBLIGOR ARE OUTSTANDING, FURNISH THE FOLLOWING
  INFORMATION:

  (A) TITLE OF THE SECURITIES OUTSTANDING UNDER EACH SUCH OTHER INDENTURE.

      Not applicable by virtue of response to Item 13.

  (B) A BRIEF STATEMENT OF THE FACTS RELIED UPON AS A BASIS FOR THE CLAIM THAT NO CONFLICTING INTEREST WITHIN THE MEANING OF SECTION 310(B)(1) OF THE ACT ARISES AS A RESULT OF THE TRUSTEESHIP UNDER ANY SUCH OTHER INDENTURE, INCLUDING A STATEMENT AS TO HOW THE INDENTURE SECURITIES WILL RANK AS COMPARED WITH THE SECURITIES ISSUED UNDER SUCH OTHER INDENTURE.

      Not applicable by virtue of response to Item 13.

ITEM 5. INTERLOCKING DIRECTORATES AND SIMILAR RELATIONSHIPS WITH THE OBLIGOR OR UNDERWRITERS.

    IF THE TRUSTEE OR ANY OF THE DIRECTORS OR EXECUTIVE OFFICERS OF THE TRUSTEE IS A DIRECTOR, OFFICER, PARTNER, EMPLOYEE, APPOINTEE, OR REPRESENTATIVE OF THE OBLIGOR OR OF ANY UNDERWRITER FOR THE OBLIGOR, IDENTIFY EACH SUCH PERSON HAVING ANY SUCH CONNECTION AND STATE THE NATURE OF EACH SUCH CONNECTION.

      Not applicable by virtue of response to Item 13.

ITEM 6. VOTING SECURITIES OF THE TRUSTEE OWNED BY THE OBLIGOR OR ITS OFFICIALS.

    FURNISH THE FOLLOWING INFORMATION AS TO THE VOTING SECURITIES OF THE TRUSTEE OWNED BENEFICIALLY BY THE OBLIGOR AND EACH DIRECTOR, PARTNER AND EXECUTIVE OFFICER OF THE OBLIGOR.

                             AS OF JANUARY 10,1994

        COL. A              COL. B               COL. C               COL. D
                                                                   PERCENTAGE OF
                                                                 VOTING SECURITIES
                                                                  REPRESENTED BY
                                              AMOUNT OWNED         AMOUNT GIVEN
      NAME OF OWNER      TITLE OF CLASS       BENEFICIALLY           IN COL. C
      -------------      --------------       ------------       -----------------


    Not applicable by virtue of response to Item 13.

ITEM 7. VOTING SECURITIES OF THE TRUSTEE OWNED BY UNDERWRITERS OR THEIR
OFFICIALS.

    FURNISH THE FOLLOWING INFORMATION AS TO THE VOTING SECURITIES OF THE TRUSTEE OWNED BENEFICIALLY BY EACH UNDERWRITER FOR THE OBLIGOR AND EACH DIRECTOR, PARTNER, AND EXECUTIVE OFFICER OF EACH SUCH UNDERWRITER.

                             AS OF JANUARY 10,1994

         COL. A              COL. B              COL. C               COL. D
                                                                   PERCENTAGE OF
                                                                 VOTING SECURITIES
                                                                  REPRESENTED BY
                                              AMOUNT OWNED         AMOUNT GIVEN
      NAME OF OWNER      TITLE OF CLASS       BENEFICIALLY           IN COL. C
      -------------      --------------       ------------       -----------------


    Not applicable by virtue of response to Item 13.

ITEM 8. SECURITIES OF THE OBLIGOR OWNED OR HELD BY THE TRUSTEE.

    FURNISH THE FOLLOWING INFORMATION AS TO SECURITIES OF THE OBLIGOR OWNED BENEFICIALLY OR HELD AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT BY THE TRUSTEE:

                             AS OF JANUARY 10,1994

    COL. A         COL. B               COL. C                   COL. D
                WHETHER THE
                 SECURITIES
                 ARE VOTING  AMOUNT OWNED BENEFICIALLY OR   PERCENT OF CLASS
                OR NONVOTING HELD AS COLLATERAL SECURITY  REPRESENTED BY AMOUNT
TITLE OF CLASS   SECURITIES   FOR OBLIGATIONS IN DEFAULT     GIVEN IN COL. C
- --------------  ------------ ---------------------------- ---------------------


    Not applicable by virtue of response to Item 13.

ITEM 9. SECURITIES OF UNDERWRITERS OWNED OR HELD BY THE TRUSTEE.

    IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT ANY SECURITIES OF AN UNDERWRITER FOR THE OBLIGOR, FURNISH THE FOLLOWING INFORMATION AS TO EACH CLASS OF SECURITIES OF SUCH UNDERWRITER ANY OF WHICH ARE SO OWNED OR HELD BY THE TRUSTEE.

                            AS OF JANUARY 10, 1994

      COL. A          COL. B                 COL. C                      COL. D
                                  AMOUNT OWNED BENEFICIALLY OR      PERCENT OF CLASS
NAME OF ISSUER AND    AMOUNT     HELD AS COLLATERAL SECURITY FOR  REPRESENTED BY AMOUNT
  TITLE OF CLASS    OUTSTANDING OBLIGATIONS IN DEFAULT BY TRUSTEE    GIVEN IN COL. C
- ------------------  ----------- --------------------------------- ---------------------

    Not applicable by virtue of response to Item 13.

ITEM 10. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF VOTING SECURITIES OF CERTAIN AFFILIATES OR SECURITY HOLDERS OF THE OBLIGOR.

    IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT VOTING SECURITIES OF A PERSON WHO, TO THE KNOWLEDGE OF THE TRUSTEE (1) OWNS 10 PERCENT OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR OR (2) IS AN AFFILIATE, OTHER THAN A SUBSIDIARY, OF THE OBLIGOR, FURNISH THE FOLLOWING INFORMATION AS TO THE VOTING SECURITIES OF SUCH PERSON.

                            AS OF JANUARY 10, 1994

      COL. A          COL. B                 COL. C                      COL. D
                                  AMOUNT OWNED BENEFICIALLY OR      PERCENT OF CLASS
NAME OF ISSUER AND    AMOUNT     HELD AS COLLATERAL SECURITY FOR  REPRESENTED BY AMOUNT
  TITLE OF CLASS    OUTSTANDING OBLIGATIONS IN DEFAULT BY TRUSTEE    GIVEN IN COL. C
- ------------------  ----------- --------------------------------- ---------------------

    Not applicable by virtue of response to Item 13.

ITEM 11. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF ANY SECURITIES OF A PERSON OWNING 50 PERCENT OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR.

    IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT ANY SECURITIES OF A PERSON WHO, TO THE KNOWLEDGE OF THE TRUSTEE, OWNS 50 PERCENT OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR, FURNISH THE FOLLOWING INFORMATION AS TO EACH CLASS OF SECURITIES OF SUCH PERSON ANY OF WHICH ARE SO OWNED OR HELD BY THE TRUSTEE.

                            AS OF JANUARY 10, 1994

      COL. A          COL. B                 COL. C                      COL. D
                                  AMOUNT OWNED BENEFICIALLY OR      PERCENT OF CLASS
NAME OF ISSUER AND    AMOUNT     HELD AS COLLATERAL SECURITY FOR  REPRESENTED BY AMOUNT
  TITLE OF CLASS    OUTSTANDING OBLIGATIONS IN DEFAULT BY TRUSTEE    GIVEN IN COL. C
- ------------------  ----------- --------------------------------- ---------------------

    Not applicable by virtue of response to Item 13.

ITEM 12. INDEBTEDNESS OF THE OBLIGOR TO THE TRUSTEE.

    EXCEPT AS NOTED IN THE INSTRUCTIONS, IF THE OBLIGOR IS INDEBTED TO THE TRUSTEE, FURNISH THE FOLLOWING INFORMATION:

                            AS OF JANUARY 10, 1994

        COL. A                             COL. B                                  COL. C
NATURE OF INDEBTEDNESS               AMOUNT OUTSTANDING                           DATE DUE
- ----------------------               ------------------                           --------

      Not applicable by virtue of response to Item 13.

ITEM 13. DEFAULTS BY THE OBLIGOR.

    (A) STATE WHETHER THERE IS OR HAS BEEN A DEFAULT WITH RESPECT TO THE SECURITIES UNDER THIS INDENTURE. EXPLAIN THE NATURE OF ANY SUCH DEFAULT.

      There is not nor has there been a default with respect to the securities under this indenture.

    (B) IF THE TRUSTEE IS A TRUSTEE UNDER ANOTHER INDENTURE UNDER WHICH ANY OTHER SECURITIES, OR CERTIFICATES OF INTEREST OR PARTICIPATION IN ANY OTHER SECURITIES, OF THE OBLIGOR ARE OUTSTANDING, OR IS TRUSTEE FOR MORE THAN ONE OUTSTANDING SERIES OF SECURITIES UNDER THE INDENTURE, STATE WHETHER THERE HAS BEEN A DEFAULT UNDER ANY SUCH INDENTURE OR SERIES, IDENTIFY THE INDENTURE OR SERIES AFFECTED, AND EXPLAIN THE NATURE OF ANY SUCH DEFAULT.

      There is not nor has there been a default with respect to securities outstanding under this indenture. The trustee is not a trustee under another indenture under which other securities of the obligor are outstanding.

ITEM 14. AFFILIATIONS WITH THE UNDERWRITERS.

    IF ANY UNDERWRITER IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

      Not applicable by virtue of response to Item 13.

ITEM 15. FOREIGN TRUSTEE.

    IDENTIFY THE ORDER OR RULE PURSUANT TO WHICH THE FOREIGN TRUSTEE IS AUTHORIZED TO ACT AS SOLE TRUSTEE UNDER INDENTURES QUALIFIED OR TO BE QUALIFIED UNDER THE ACT.

      Not applicable.

ITEM 16. LIST OF EXHIBITS.

    LIST BELOW ALL EXHIBITS FILED AS A PART OF THIS STATEMENT OF ELIGIBILITY.

    Exhibit 1. A copy of the Articles of Association of Bank One Wisconsin Trust Company, National Association as now in effect.

    Exhibit 2. A copy of the certificate of authority to commence business.

    Exhibit 3. A copy of the authorization to exercise corporate trust powers.

    Exhibit 4. A copy of the existing By-laws of Bank One Wisconsin Trust Company, National Association as now in effect.

    Exhibit 5. Not applicable by virtue of response to Item 13.

    Exhibit 6. The consent of the trustee required by Section 321(b) of the Trust Indenture Act of 1939.

    Exhibit 7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority, filed herewith.

    Exhibit 8. Not applicable.

    Exhibit 9. Not applicable.

                                   SIGNATURE

PURSUANT TO THE REQUIREMENTS OF THE TRUST INDENTURE ACT OF 1939, THE TRUSTEE, BANK ONE WISCONSIN TRUST COMPANY, NATIONAL ASSOCIATION, A NATIONAL BANKING ASSOCIATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE UNITED STATES OF AMERICA, HAS DULY CAUSED THIS STATEMENT OF ELIGIBILITY TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, ALL IN THE CITY OF MILWAUKEE, AND STATE OF WISCONSIN, ON THE 12TH DAY OF JANUARY, 1994.

                                          BANK ONE WISCONSIN TRUST COMPANY,
                                           NATIONAL ASSOCIATION

                                                   /s/ John R. Rudolph
                                          By
                                            -----------------------------------
                                                       John R. Rudolph
                                                       Vice President

                                                                       Exhibit 1




                        THE MARINE TRUST COMPANY, N.A.

                          CONSENT OF SOLE STOCKHOLDER

                                April 28, 1988

    The undersigned, being the sole stockholder of The Marine Trust Company, N.A., does hereby waive notice of meeting and consents in writing to the adoption of the following resolution as if the same was unanimously adopted at a Special meeting of Stockholders duly called and held on April 28, 1988.

       "RESOLVED, that Article First of The Articles of Association of The Marine Trust Company, N.A. is hereby amended to read as follows:

       'FIRST. The name and title of this Association shall be Bank One Wisconsin Trust Company, National Association.

       FURTHER RESOLVED, that this resolution and amendment shall become effective on June 13, 1988."




                                                   MARISUB, INC.




                                               By:    /s/ Frederick L. Cullen
                                                   -----------------------------
                                                   Frederick L. Cullen
                                                   Executive Vice President

Minutes of
                                                 The Marine Trust Company, N.A.
                                                 SPECIAL MEETING OF SHAREHOLDERS
                                                 October 28, 1980



    A Special Meeting of the Shareholders of The Marine Trust Company, N.A., was called to order by Norman A. Jacobs, President of the Association, at 1:55 p.m., October 28, 1980, at 111 East Wisconsin Avenue, Milwaukee, Wisconsin, pursuant to Notice dated and mailed October 16, 1980. Arthur Saltzstein, Secretary of the Association, acted as secretary of the meeting.

    The Secretary presented the Notice of Meeting mailed to all Shareholders at least ten days prior to the meeting in the manner required in the Articles of Association.

    The Secretary reported that out of a total of 10,000 shares of stock outstanding and entitled to vote at the meeting, the following shares were represented at the meeting in person or by proxy as follows:

    The Marine Corporation by George R.
    Slater, its proxy,                                          9,600 shares

    Russell W. Britt                                               40 shares

    Robert C. Di Renzo                                             40 shares

    Richard M. Fitzsimmons                                         40 shares

    Norman A. Jacobs                                               40 shares

    George R. Slater                                               40 shares

    Robert L. Waldo                                                40 shares
                                                                -----

        Total shares represented                                9,840 shares

    The President announced that the owners of a majority of the stock of this Association were either present in person or represented by proxy, thereby constituting a quorum for the conduct of business.

    The purpose of the meeting stated in the Notice was to consider and act upon the following proposed Resolution to amend the Articles of Association:

    "RESOLVED, that the second paragraph of Article THIRD of the Articles of Association of The Marine Trust Company, N.A. be amended to read as follows by adding the underlined language:


    'Each Director, during the full term of his directorship, shall own a minimum of $1,000 par value of stock of this Association or an equivalent
                                                             ----------------
    ownership in a company controlling this national bank. Any vacancy in the
    -----------------------------------------------------
    Board of Directors may be filled by action of the Board of Directors. A majority of the Board of Directors shall be necessary to constitute a quorum for the transaction of business at any Director's meeting.'"


    After discussion and upon motion duly made and seconded, the foregoing resolution was unanimously adopted.

    Upon motion duly made, seconded and unanimously carried, the meeting was adjourned.


                                                      /s/ Arthur Saltztien
                                                 -------------------------------
                                                            Secretary

APPROVED:

    /s/ Norman A. Jacobs
- -------------------------------
          President

                            ARTICLES OF ASSOCIATION
                            -----------------------

                                      OF
                                      --

                        THE MARINE TRUST COMPANY, N.A.
                        ------------------------------

                             MILWAUKEE, WISCONSIN
                             --------------------

                                 JULY 31, 1979

                           ARTICLES OF ASSOCIATION
                                      OF
                        THE MARINE TRUST COMPANY, N.A.
                             MILWAUKEE, WISCONSIN



    For the purpose of organizing an Association to carry on the business of a National Bank with Trust Powers limited to the exercise of trust powers under the laws of the United States, the undersigned do enter into the following Articles of Association:

    FIRST:  The title of this Association shall be "The Marine Trust Company,
N.A."

    SECOND: The main office shall be in Milwaukee, Milwaukee County, Wisconsin. The general business of the Association shall be conducted at its main office and its legally established trust service offices.

    THIRD: The Board of Directors of this Association shall consist of not less than five (5) nor more than twenty-five (25) Shareholders. The number of Directors to be elected shall be determined at the annual meeting of Shareholders by a majority of the votes cast by the Shareholders in person or by proxy, or by a similar vote at any special meeting called for that purpose, upon due notice having been given according to law. Between meetings of the Shareholders the Board of Directors by affirmative action of a majority of the full Board may increase the number of Directors determined by the Shareholders to constitute the Board of Directors and may appoint persons to fill the resulting vacancies. The number of Directors shall not be so increased, however, to a number which; (i) exceeds by more than two the number of Directors last elected by the Shareholders where such number was fifteen or less; or (ii) to a number which exceeds by more than four the number of Directors last elected by the Shareholders where such number was sixteen or more.

    Each Director, during the full term of his directorship, shall own a minimum of $1,000 par value of stock of this Association. Any vacancy in the Board of Directors may be filled by action of the Board of Directors. A majority of the Board of Directors shall be necessary to constitute a quorum for the transaction of business at any Director's meeting.

    FOURTH: The regular annual meeting of the Shareholders of this Association shall be held at its main office, or other convenient place duly authorized by the Board of Directors on such day of each year as is specified therefor in the By-Laws.

    FIFTH: The authorized amount of capital stock of this Association shall be Two Hundred and Fifty Thousand Dollars ($250,000), divided into 10,000 shares of common stock of the par value of Twenty-five Dollars ($25) each; but said capital stock may be increased or decreased from time to time, in accordance with the provisions of the laws of the United States.

    If the capital stock is increased by the sale of additional shares thereof, each Shareholder shall be entitled to subscribe for such additional shares in proportion to the number of shares of said capital stock owned by him at the time the increase is authorized by the Shareholders, unless another time subsequent to the date of the Shareholders' Meeting is specified in a resolution adopted by the Shareholders at the time the increase is authorized. The Board of Directors shall have the power to prescribe a reasonable period of time within which the pre-emptive rights to subscribe to the new shares of capital stock must be exercised.

    If the capital stock is increased by a stock dividend, each Shareholder shall be entitled to his proportionate amount of such increase in accordance with the number of shares of capital stock owned by him at the time the increase is authorized by the Shareholders, unless another time subsequent to the date of the Shareholders' Meeting is specified in a resolution adopted by the Shareholders at the time the increase is authorized.

    SIXTH: The Board of Directors shall appoint one of its members President of this Association, who shall be Chairman of the Board, unless the Board appoints another director to be Chairman. The Board of Directors shall have the power to appoint and to establish the compensation to be paid to such other officers as may be required to transact the business of this Association; provided that the Board may delegate by By-Law the power to appoint and establish the compensation to be paid to all such other officers who do not have authority to participate in major policy making functions of this Association. The Board of Directors shall have the power to dismiss any officer of this Association.

    The Board of Directors shall have the power to define the duties of officers and employees of this Association and to require adequate bonds from them for the faithful performance of their duties; to make all By-Laws that may be lawful for the general regulation of the business of this Association and the management of its affairs, and generally to do and perform all acts that may be lawful for a Board of Directors to do and perform.

    Any person, his heirs, personal representatives, executors, or administrators, may be indemnified or reimbursed by the Association for reasonable expenses actually incurred in connection with any action, suit, or proceeding, civil or criminal, to which he or they shall be made a party by reason of his being or having been a director, officer or employee of the Association or of any firm, corporation, or organization which he served in any such capacity at the request of the Association: Provided, however, that no person shall be so indemnified or reimbursed in relation to any matter in such action, suit, or proceeding as to which he shall finally be adjudged to have been guilty of or liable for negligence or willful misconduct in the performance of his duties to the Association: And, provided further, that no person shall be so indemnified or reimbursed in relation to any matter in such action, suit, or proceeding which has been made the subject of a compromise settlement except with the approval of a court of competent jurisdiction, or the holders of record of a majority of the outstanding shares of the Association, or the Board of Directors, acting by vote of directors not parties to the same or substantially the same action, suit, or proceeding constituting a majority of the whole number of the directors. The foregoing right of indemnification or reimbursement shall not be exclusive of other rights to which such person, his heirs, personal representatives, executors, or administrators, may be entitled as a matter of law.

    The Board of Directors shall have the power to change the location of the main office of this Association to any other place within the limits of Milwaukee, Wisconsin, without the approval of the Shareholders of this Association but subject to the approval of the Comptroller of the Currency, and shall have the power to establish or change the location of any trust service office of this Association to any other location, without the approval of the Shareholders of this Association but subject to the approval of the Comptroller of the Currency.

    SEVENTH: The corporate existence of this Association shall continue until terminated in accordance with the laws of the United States.

    EIGHTH: The Board of Directors of this Association, any Shareholder owning more than 50% of the stock of this Association, or any three or more Shareholders owning, in the aggregate, not less than ten percent (10%) of the stock of this Association, may call a special meeting of the Shareholders at any time.

    Unless otherwise provided by the laws of the United States, a notice of the time, place, and purpose of every regular annual, and every special meeting of the Shareholders shall be given by first class mail, postage prepaid, mailed at least ten days prior to the date of such meeting to each Shareholder of record at his address as shown upon the books of this Association.

    Subject to the provisions of the laws of the United States, these Articles of Association may be amended at any meeting of the Shareholders for which adequate notice has been given, by the affirmative vote of the owners of a majority of the stock of this Association, voting in person or by proxy.


    IN WITNESS WHEREOF, we have hereunto set our hands this 31st day of July, 1979.


/s/ Willard H. Davidson    Willard H. Davidson
- -----------------------

  /s/ John C. Geilfuss     John C. Geilfuss
- -----------------------

  /s/ Norman A. Jacobs     Norman A. Jacobs
- -----------------------

 /s/ Robert F. Quasius     Robert F. Quasius
- -----------------------

  /s/ George R. Slater     George R. Slater
- -----------------------


Filed August 13, 1979

Comptroller of the Currency

LOGO                                                                   EXHIBIT 2

- --------------------------------------------------------------------------------
  Comptroller of the Currency
  Administrator of National Banks
- --------------------------------------------------------------------------------
  Washington, D.C. 20219

                                  CERTIFICATE

I, Robert L. Clarke, Comptroller of the Currency, do hereby certify that:

1. The Comptroller of the Currency, pursuant to Revised Statutes 324, et seq., as amended, 12 U.S.C. 1, et seq., as amended, has possession, custody and control of all records pertaining to the chartering, regulation and supervision of all National Banking Associations.

2. "Bank One Wisconsin Trust Company, National Association'', Milwaukee, Wisconsin, Charter No. 16823, is a National Banking Association formed under the laws of the United States and is authorized thereunder to transact the business of banking on the date of this Certificate.

                                           IN TESTIMONY WHEREOF, I have hereunto
                                           subscribed my name and caused my seal
                                           of office to be affixed to these
                                           presents at the Treasury Department,
                                           in the City of Washington and
                                           District of Columbia, this 7th day of
                                           September, 1990.

                                           Signature of Comptroller of
                                            the Currency
                                           ---------------------------
                                           Comptroller of the Currency

                                                                       EXHIBIT 3
                          Comptroller of the Company

TREASURY DEPARTMENT                                        OF THE UNITED STATES
                               Washington, D.C.

WHEREAS, THE MARINE TRUST COMPANY, N. A., L0CATED IN MILWAUKEE, STATE OF WISCONSIN, BEING A NATIONAL BANKING ASSOCIATION, ORGANIZED UNDER THE STATUTES OF THE UNITED STATES, HAS MADE APPLICATION FOR AUTHORITY TO ACT AS FIDUCIARY

AND WHEREAS, APPLICABLE PROVISIONS OF THE STATUTES OF THE UNITED STATES AUTHORIZE THE GRANT OF SUCH AUTHORITY;

NOW THEREFORE, I HEREBY CERTIFY THAT THE NECESSARY APPROVAL HAS BEEN GIVEN AND THAT THE SAID ASSOCIATION IS AUTHORIZED, EFFECTIVE AS OF THE COMMENCEMENT OF BUSINESS JANUARY 2, 1980, TO ACT IN ALL FIDUCIARY CAPACITIES PERMITTED BY SUCH STATUTES.

                IN TESTIMONY WHEREOF, WITNESS MY SIGNATURE AND SEAL OF OFFICE THIS THIRTY-FIRST DAY OF DECEMBER, 1979

(SEAL)                        (SIGNATURE LOGO OF Comptroller of the Currency)


                                  COMPTROLLER OF THE CURRENCY

                               STATE OF ILLINOIS

                                   OFFICE OF
                   COMMISSIONER OF BANKS AND TRUST COMPANIES

                                                  Springfield, September 8, 1993

              To all to whom these Presents Shall Come, Greeting:

                                CERTIFIED COPY
                                --------------

I, RICHARD N. LUFT, as Commissioner of Banks and Trust Companies of the State of Illinois, do hereby certify that the attached is a true and correct copy of Certificate of Authority, No. 226, issued under date of November 7, 1990, to the BANK ONE WISCONSIN TRUST COMPANY, N.A., Milwaukee, Wisconsin, under the provisions of an Act of the General Assembly of the State of Illinois entitled, "An Act to provide for and regulate the administration of trusts by trust companies,'' approved June 15, 1887 in force July 1, 1887, and acts amendatory thereto and rules promulgated thereunder, subject to the limitations contained in the accompanying Order.

Further, that said Certificate of Authority continues in full force and effect as of this date.

                                   IN TESTIMONY WHEREOF, I hereunto subscribe my name and affix the seal of my office, the day and year first above written.

                                               RICHARD N. LUFT
                                   -------------------------------------------
                                    Commissioner of Banks and Trust Companies

                                   By             SCOTT D. CLARKE
                                     -----------------------------------------
                                              Scott D. Clarke, Manager
                                            Corporate Fiduciary Division
(SEAL)

                               STATE OF ILLINOIS

                                   OFFICE OF
                   COMMISSIONER OF BANKS AND TRUST COMPANIES

                                                  Springfield, November 7, 1990

              To all to whom these Presents Shall Come, Greeting:

         BEFORE THE ILLINOIS COMMISSIONER OF BANKS AND TRUST COMPANIES

IN THE MATTER OF THE APPLICATION         )
OF BANK ONE WISCONSIN TRUST              )
COMPANY, N.A., MILWAUKEE, WISCONSIN,     )
FOR A CERTIFICATE OF AUTHORITY           )
TO BE AUTHORIZED AS A FOREIGN            )     NO. 90-F-1
CORPORATE FIDUCIARY PURSUANT TO          )
THE PROVISIONS OF SECTION 4-5            )
OF THE CORPORATE FIDUCIARY               )
ACT.                                     )

                                     ORDER
                                     -----

THIS MATTER coming before the Illinois Commissioner of Banks and Trust Companies (hereafter the "Commissioner") upon the application of Bank One Wisconsin Trust Company, N.A., Milwaukee, Wisconsin (hereafter the "Applicant"), for a Certificate of Authority to act as a foreign corporate fiduciary under the provisions of Section 4-5 of the Corporate Fiduciary Act (hereafter the "Act");

WHEREAS in the application the Applicant requested authority to act as fiduciary in the following capacities:

        1.  trustee under agreement

        2.  trustee under will

        3.  trustee under bond indenture, mortgage, or other indebtedness

         4.  executor

         5.  administrator

         6.  administrator to collect

         7.  guardian

WHEREAS the Commissioner has reviewed the application and accompanying and supporting documents, has conducted such reviews and investigation as he deems appropriate to support the findings required by Section 4-5 of the Act; and,

WHEREAS the Commissioner is of the opinion and finds:

         1. That such foreign corporation is authorized by the laws of the state of its organization or domicile to act as a fiduciary in that state; and,

         2. That a corporation organized under the laws of Illinois, a national banking association, having its principal place of business in Illinois, and a federal savings and loan association or federal savings bank, having its principal place of business in Illinois, and authorized to act as a fiduciary in this State, may, in the State of Wisconsin, act in a similar fiduciary capacity or capacities as the case may be, under conditions and qualifications which are not unduly restrictive, when compared to those imposed by the laws in Illinois.

WHEREAS Section 4-5(a) of the Corporate Fiduciary Act provides that the Commissioner shall issue a Certificate of Authority to such corporation concerning only the fiduciary capacity or such fiduciary capacities to which the application pertains and with respect to which the Commissioner has been furnished satisfactory evidence that such foreign corporation meets the requirements of Section 4-5 of the Act.

THEREFORE, pursuant to the authority granted to the Commissioner under Section 4-2 of the Corporate Fiduciary Act, it is ordered and judged as follows that:

         1. a Certificate of Authority is hereby issued to the Applicant, a copy of which is attached hereto as an Exhibit and made apart hereof;

         2. the Applicant is hereby authorized and approved to exercise only the following fiduciary functions:

             a.  trustee under agreement

             b.  trustee under will

             c. trustee under bond indenture, mortgage, or other indebtedness

             d.  executor

             e.  administrator

             f.  administrator to collect

             g.  guardian

         3. prior to accepting an appointment which would require the Applicant to exercise fiduciary functions other than those specifically enumerated in this Order, the Applicant shall make further written application and obtain prior written approval from the Commissioner;

         4. this Certificate of Authority shall remain in full force and effect until such time as such foreign corporate fiduciary ceases to be eligible so to act under the provisions of the Act; and

         5. the Commissioner retains jurisdiction to enter such other and further orders as may be appropriate to enforce the provisions of this Order, the Corporate Fiduciary Act and the rules and regulations promulgated thereunder.

This Order entered this 7th day of November 1990.


                                              WILLIAM C. HARRIS
                              --------------------------------------------------
                                  Commissioner of Banks and Trust Companies


                                               SCOTT A. MILLER
                               -------------------------------------------------
                               Scott A. Miller, Acting First Deputy Commissioner

(SEAL)

                                                                       EXHIBIT 4

                                    BYLAWS

                                      OF

            BANK ONE WISCONSIN TRUST COMPANY, NATIONAL ASSOCIATION

                         As Adopted September 11, 1979

                     And as last amended February 28, 1989

                               TABLE OF CONTENTS

INTRODUCTION                                               PAGE  1

PART I     MEETING OF SHAREHOLDERS
           -----------------------

     Section 1.01     Annual Meetings                      Page 1
     Section 1.02     Postponed Election of Directors      Page 2
     Section 1.03     Special Meetings                     Page 2
     Section 1.04     Notice of Meetings                   Page 2
     Section 1.05     Proxies                              Page 2
     Section 1.06     Voting Rights                        Page 3
     Section 1.07     Voting for Election of Directors     Page 3
     Section 1.08     Organization of Shareholders'
                         Meeting                           Page 3
     Section 1.09     Records of Voting at Meetings        Page 3
     Section 1.10     Reports of Meetings to the
                        Comptroller of the Currency        Page 4

PART II      DIRECTORS
             ---------

     Section 2.01     Number of Directors                  Page 4
     Section 2.02     Term of Office                       Page 4
     Section 2.03     Oath of Office                       Page 5
     Section 2.04     Vacancies                            Page 5
     Section 2.05     Organization Meeting of the Board    Page 5
     Section 2.06     Regular Meetings                     Page 5
     Section 2.07     Special Meetings                     Page 5
     Section 2.08     Quorum                               Page 6
     Section 2.09     Vote of Directors Proxies            Page 6
     Section 2.10     Fees                                 Page 6
     Section 2.11     Notice of Meeting; Waiver            Page 6
     Section 2.12     Unanimous Consent Without Meeting    Page 7

PART III      OFFICERS AND EMPLOYES
              ---------------------

     Section 3.01     Officers                             Page 7
     Section 3.02     Terms of Office                      Page 8
     Section 3.03     Surety Bonds                         Page 8
     Section 3.04     President                            Page 8
     Section 3.05     Other Officers                       Page 9
     Section 3.06     Secretary of the Board               Page 9

PART IV   -  COMMITTEES
             ----------

     Section 4.01    Executive Committee                       Page 9
     Section 4.02    Examining Committee                       Page 10
     Section 4.03    Other Committees                          Page 11
     Section 4.04    Committee Meetings                        Page 11
     Section 4.05    Temporary Committee Vacancies             Page 11


PART V    -  SEAL
             ----

     Section 5.01    Form                                      Page 12
     Section 5.02    Authority to Use Seal                     Page 12


PART VI   -  STOCK
             -----

     Section 6.01    Transfer of Stock                         Page 12
     Section 6.02    Dividends                                 Page 12
     Section 6.03    Certificates                              Page 12
     Section 6.04    General Authority                         Page 13


PART VII  -  MISCELLANEOUS
             -------------

     Section 7.01    Real Estate                               Page 13
     Section 7.02    Contracts, Drafts, Checks, etc.           Page 13
     Section 7.03    Delegation of Fiduciary Powers            Page 13
     Section 7.04    Fiduciary Files                           Page 13
     Section 7.05    Fiduciary Investments                     Page 14
     Section 7.06    Security Deposit                          Page 14


PART VIII -  EMERGENCY OPERATIONS
             --------------------

     Section 8.01                                              Page 14
     Section 8.02                                              Page 14
     Section 8.03                                              Page 15


PART IX   -  CHANGES IN BYLAWS
             -----------------

     Section 9.01    Amendments                                Page 15
     Section 9.02    Inspection                                Page 15

                                    BYLAWS
                                    ______

                                      OF
                                      __

            BANK ONE WISCONSIN TRUST COMPANY, NATIONAL ASSOCIATION
            ______________________________________________________

                      AN ASSOCIATION ORGANIZED UNDER THE
                      __________________________________

                  NATIONAL BANKING LAWS OF THE UNITED STATES
                  __________________________________________


                                 INTRODUCTION
                                 ____________


                          BUSINESS OF THE ASSOCIATION
                          ___________________________



    BANK ONE WISCONSIN TRUST COMPANY, National Association has been established and organized for the purpose of carrying on the business of a national bank with trust powers limited to the exercise of trust powers under the provisions of the United States Code as amended (12 USC 27). Its operations are limited to those of a trust company and nonbanking activities closely related thereto including (1) serving as an investment advisor to an investment company, and (2) providing to others data processing and data transmission services, facilities, data bases, or access to such services, facilities or data bases by any technological means.

    The Board of Directors is responsible for the proper exercise of fiduciary powers by the trust company. All matters pertinent thereto, including the determination of policies, the investment and disposition of property held in a fiduciary capacity, and the direction and review of the actions of all officers, employees, and committees utilized by the trust company in the exercise of its fiduciary powers, are the responsibility of the Board. In discharging this responsibility, the Board of Directors may assign, by action duly entered in the minutes, the administration of such of the trust company's fiduciary powers as it may consider proper to assign such director(s), officer(s), employee(s) or committee(s) as it may designate.



                                    PART I
                                    ______

                           MEETINGS OF SHAREHOLDERS
                           ________________________


1.01 ANNUAL MEETINGS
     _______________

         The regular annual meeting of the Shareholders of this Association, for the election of Directors and for the transaction of such other business as properly may come before the meeting, shall be held at its Main Office in Milwaukee, Wisconsin, or any other convenient place duly authorized by the Board of Directors, on the first Wednesday of February of each year at 1:45 o'clock p.m. or at such other date or hour as may be specified by the Board of Directors, all in accordance with the annual meeting the President of the Association shall make a report to the Shareholders regarding the condition of the Association and shall review the business of the preceding year.

1.02 POSTPONED ELECTION OF DIRECTORS
     -------------------------------

         If, from any cause, an election of Directors is not made on the day fixed as hereinbefore prescribed, such election may be held at any adjournment of the regular annual meeting of the Shareholders of this Association or at a subsequent special meeting called in accordance with the provisions of the laws of the United States.

1.03 SPECIAL MEETINGS
     ----------------

         The Board of Directors of this Association, any Shareholder owning more than 50% of the stock of this Association, or any three (3) or more Shareholders owning, in the aggregate, not less than ten percent (10%) of the stock of this Association, may call a special meeting of the Shareholders at any time.

1.04 NOTICE OF MEETINGS
     ------------------

         Unless otherwise provided by the laws of the United States or by the Articles of Association, a notice of the time, place, and purpose of every regular annual meeting and every special meeting of the Shareholders shall be given by first-class mail, postage prepaid, mailed at least ten (10) days prior to the date of such meeting to each Shareholder of record at his address as shown upon the books of the Association.

1.05 PROXIES
     -------

          Shareholders may vote at any meeting of the Shareholders by proxies duly authorized in writing, but no officer or employe of this Association shall act as proxy. Proxies shall be valid for only one meeting, to be specified therein, and any adjournments of such meeting. Proxies shall be dated and shall be filed with the records of the meeting.

1.06 VOTING RIGHTS
     -------------

       In deciding on questions at meetings of Shareholders, except in the election of Directors, each Shareholder shall be entitled to one vote for each share of stock held. A majority of votes cast shall decide each matter submitted to the Shareholders at the meeting, except in cases where by law a larger vote is required.

1.07 VOTING FOR ELECTION OF DIRECTORS
     --------------------------------

       In all elections of Directors, each Shareholder shall have the right to vote the number of shares owned by him for as many persons as there are Directors to be elected, or to cumulate such shares and give one candidate as many votes as the number of Directors multiplied by the number of his shares shall equal, or to distribute them on the same principle among as many candidates as he shall think fit.

1.08 ORGANIZATION OF SHAREHOLDERS' MEETING
     -------------------------------------

       The holders of a majority of the outstanding shares entitled to vote, and represented at any meeting of the Shareholders, may choose persons to act as Chairman and as Secretary of the meeting. However, in the absence of such choice, the Chairman of the Board, or in his absence the President of the Association or, in his absence, a Vice President of the Association shall act as Chairman of the meeting, and the Secretary of the Board of Directors, or in his absence or in case he be the Chairman, a person appointed by the Chairman of the meeting, shall act as Secretary of the meeting.

1.09 RECORDS OF VOTING AT MEETINGS
     -----------------------------

       The record of proceedings at each meeting of the Shareholders shall show the names of the Shareholders present and the number of shares of stock held by each, the names of the Shareholders represented by proxy and the number of shares of stock held by each, and the names of the proxies; and also the number of shares voted on each action taken and the number of shares voted for each candidate for Director. This record shall be included in the minute book of the Association.

1.10 REPORTS OF MEETINGS TO THE
     COMPTROLLERS OF THE CURRENCY
     ----------------------------

       After each meeting of the Shareholders, there shall be forwarded to the Comptroller of the Currency a report thereof, in the form prescribed by the Comptroller of the Currency.

                                    PART II
                                    -------

                                   DIRECTORS
                                   ---------

2.01 NUMBER OF DIRECTORS
     -------------------

          As prescribed by the Laws of the United States and the Articles of Association, the Board of Directors shall consist of not less than five (5) nor more than twenty-five (25) Shareholders. The number of Directors to be elected shall be determined at the annual meeting of Shareholders by a majority of the votes cast by the Shareholders in person or by proxy, or by a similar vote at any special meeting called for the purpose, upon due notice having been given according to law. Between meetings of the Shareholders, the Board of Directors by affirmative action of a majority of the full Board may increase the number of Directors determined by the Shareholders to constitute the Board of Directors and may appoint persons shall not be so increased, however, to a number which; (i) exceeds by more than two (2) the number of Directors last elected by the Shareholders where such number was fifteen (15) or less; or (ii) to a number which exceeds by more than four (4) the number of Directors last elected by the Shareholders where such number was sixteen (16) or more. In no event, shall the number of Directors be increased to more than twenty-five (25).

2.02 TERMS OF OFFICE
     ---------------

          The Directors of this Association shall hold office until the next annual meeting of Shareholders or until their successors are elected and have qualified. In the event the number of Directors as determined by the Shareholders is increased between annual meetings of the Shareholders by action of the Board of Directors, the persons appointed to fill the resulting vacancies shall hold office until the next election of Directors and until their successors shall have qualified. However, a director shall resign, effective as of the last day of the month in which he attains Seventy (70) years of age or, in the opinion of the Chief Executive Officer of the Association, ceases to be active in business, whichever first occurs. All directors who are officers of the Association, its parent holding company or a holding company subsidiary shall resign on the last day of the month in which they attain Sixty-five (65) years of age or when they cease to be employed by the Association, its parent holding company or a holding company subsidiary except that any officer who has been Chief Executive Officer of the Association or its parent holding company may serve through the end of the month in which he attains Seventy (70) years of age. All directors must meet such citizenship, residency and stock ownership requirements as prescribed by law.

2.03 OATH OF OFFICE
          Each person elected or appointed a Director of this Association must take the oath of such officer in the form prescribed by the Comptroller of the Currency. No person elected or appointed a Director of this Association shall exercise the functions of such office until he has taken such oath.

2.04 VACANCIES
          Any vacancies occurring in the Board of Directors shall be filled, in accordance with the laws of the United States, by appointment by the remaining Directors, and any Director so appointed shall hold office until the next election except as provided in Section 2.02. (Rev. 2/15/84)

2.05 ORGANIZATION MEETING OF THE BOARD
          Following the annual meeting of the Shareholders, the Chairman, or the Secretary, of the meeting shall notify promptly the Directors-Elect of their election, and they shall meet promptly for the purpose of taking their oaths, organizing the new Board, appointing officers and fixing salaries for the ensuing year, and for transacting such other business as properly may come before the Organization Meeting.

2.06 REGULAR MEETINGS
          The regular meetings of the Board of Directors shall be held without notice of the first Wednesday of the months of February, May, August and November at the Main Office at 2:00 o'clock p.m., or at such other time, date or place as shall be designed by the Board or the Executive Committee. When any regular meeting of the Board falls upon a holiday, the meeting shall be held without notice on the next banking business day unless the Board or Executive Committee shall designate some other day.

2.07 SPECIAL MEETINGS
          Special meetings of the Board of Directors may be called by the Chairman of the Board if there be one, the President of the Association, or at the request of three (3) or more Directors.

2.08 QUORUM
     ------

         A majority of the members of the Board of Directors shall constitute a quorum for the transaction of business. If, at the time fixed for the meeting, including the meeting to organize the new Board following the annual meeting of Shareholders, a quorum is not present, the Directors in attendance may adjourn the meeting from time to time until a quorum is obtained.


2.09 VOTE OR DIRECTORS - PROXIES
     ---------------------------

         Except as otherwise provided in Section 8.01 of these Bylaws, a majority of those Directors present and voting at any meeting of the Board of Directors shall decide each matter considered. A Director cannot vote by proxy or otherwise act by proxy at a meeting of the Board of Directors.


2.10 NOTICE OF MEETING; WAIVER
     --------------------------

         Notice of each meeting of the Board of Directors, except the annual meeting, shall be (a) given at least five (5) days previously thereto by written notice mailed to each director at his business address; or (b) delivered or given, as the case may be, at least 24 hours previously thereto by written notice delivered personally or given by telegram, cable or radiogram or oral notice, by word of mouth, telephone or radiophone. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail so addressed, with postage thereon prepaid. If notice be given by telegram such notice shall be deemed to be delivered when the telegram is delivered to the telegraph company at the point of origin of the message.

         Whenever any notice whatever is required to be given to any Director of the Association under the provisions of these Bylaws or under the provisions of the Articles of Association or under the provisions of any statute, a waiver thereof in writing, signed at any time whether before or after the time of meeting, by the Director entitled to timely notice. The attendance of a Director at a meeting shall constitute a waiver of notice of such meeting, except where a Director attends a meeting and thereat objects to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

2.12 UNANIMOUS CONSENT WITHOUT MEETING
     ---------------------------------

         Any action required or permitted by the Articles of Association or Bylaws or any provision of law to be taken by the Board of Directors at a meeting or by resolution may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the Directors then in office.


                                   PART III
                                   --------

                            OFFICERS AND EMPLOYEES
                            ----------------------


3.01 OFFICER
     -------

         The Board of Directors shall appoint and establish the compensation to be paid to a President, one or more Vice Presidents, one or more of who may be designated Executive Vice President, or Senior Vice President, a Secretary and Cashier who may also be a Vice President, and may appoint and establish the compensation to be paid to a Chairman of the Board. The President shall be the Chairman of the Board unless the Board appoints some other Director to act in that capacity. If the Board has appointed a Chairman of the Board and he is absent or unable to act, the President shall act as Chairman of the Board in his stead.

         The Chief Executive Officer shall appoint, establish the compensation to be paid to, and shall have the authority to terminate officers of this Association below the rank of Vice President.


3.02 TERMS OF OFFICE
     ---------------

         The President shall hold office for the current year for which the Board of which he shall be a member was elected, unless he shall resign, become disqualified or be removed; and any vacancy occurring in the office of the President shall be filled promptly by the remaining members of the Board of Directors. Each officer shall hold office at the pleasure of the Board of Directors.


3.03 SURETY BONDS
     ------------

         Each officer and employee of the Association shall give bond of suitable amount with security to be approved by the Board of Directors, conditioned for the honest faithful discharge of his duties as such officer or employee. At the discretion of the Board, such bonds may be schedule or blanket form and the premiums shall be paid by the Association. The amount of such bonds, the form of coverage and the name of the company providing the surety therefor shall be reviewed annually by the Board of Directors.

3.04 PRESIDENT
     ---------

         The President shall be the chief executive officer and principal trust officer of the Association and shall manage, direct and supervise all its activities. He shall perform such duties as may be required of him by the laws of the United States, the Articles of Association, these Bylaws and the Board of Directors; and he shall have such other powers and duties as usually are incident to the office of President. To the extent not delegated by the Board of Directors to others, he shall do or cause to be done all things necessary or proper in carrying on the fiduciary activities of the Association in accordance with the provisions of law and regulations and shall be repsonsible for all assets and documents held by the Association in connection with fiduciary matters. He shall act pursuant to opinion of counsel where such opinion is deemed necessary. Opinions of counsel shall be retained on file in connection with all important matters pertaining to fiduciary activities. No fiduciary account shall be accepted on behalf of the Association without the approval of the President or such other officers or employees as he may designate.


3.05 OTHER OFFICERS
     --------------

         All other officers of the Association appointed by the Board of Directors shall perform such duties as it shall prescribe. The duties of officers appointed by the Chief Executive Officer shall be as prescribed by him. The Chairman of the Board, if there be one, shall perform the duties of the President and Chief Executive Officer if he is absent or unable to act, or if there be no Chairman of the Board or he too is absent or unable to act, the Vice Presidents shall perform the duties of the President in his absence or his inability to act in the order designated by the Board of Directors or, if it has made no such designation, in the order of priority designated by the President.


3.06 SECRETARY OF THE BOARD
     ----------------------

         The Secretary and Cashier will act as Secretary of the Association and the Board and its committees and shall be responsible for the minute book of the Association in which he shall maintain and preserve the organization papers of the Association, the Articles of Association, the returns of elections, the Bylaws, the proceedings of regular and special meetings of the Board of Directors and of the Shareholders and the reports of the Committees and Board of Directors. The minutes of each meeting shall be signed by the Secretary of the Board of the acting secretary of the meeting and shall be attested by the presiding officer.

                                    PART IV
                                    -------

                                  COMMITTEES
                                  ----------


4.01 EXECUTIVE COMMITTEE
     -------------------

         There shall be a standing committee of this Association known as the Executive Committee consisting of the President, together with at least two (2) other Directors, who shall be appointed by the Board of Directors each year at its annual meeting.

         The board shall designate one of the members to be Chairman. If the Chairman of the Executive Committee is unable to act for any reason, the remaining members of the committee shall appoint one of their members to act as temporary chairman. The Chairman of the Executive Committee may appoint from the members of the Board of Directors a substitute to fill any temporary vacancy in the Committee.

          Subject to the control of the Board of Directors, the committee shall direct the management of the affairs, of the association to the extent permitted by law in the interim between meetings of the Board.

          The committee may hold its meetings at such times and places as it may determine. Special meetings shall be held at the call of the Chairman of the Executive Committee, or the President of the Association. A majority of the members shall constitute a quorum for the transaction of business, and in every case the affirmative vote of a majority of the members shall be necessary to the adoption of any resolution. Minutes shall be kept on the business transacted at its meetings, and shall be read at the next succeeding meeting of the committee.

          The Executive Committee shall report its actions in writing at each regular meeting of the Board of Directors, which shall approve or disapprove the report and record such action in the minutes of the meeting.


4.02 EXAMINING COMMITTEE
     -------------------

         There shall be a standing committee of this Association known as the Examining Committee appointed annually by the Board of Directors. This committee shall consist of not less than two (2) members of the Board of Directors, none of whom shall be officers of this Association. Committee members may be added by the Board of Directors from time to time. The board shall designate one of the members to be

     Chairman. Each member shall serve until the next organizational meeting of the Board, unless otherwise specified at the time of his appointment. A majority of the members of the committee shall constitute a quorum for the transaction of business.

         The Committee shall at least once during each calendar year and within 15 months of the last such audit, make suitable audits of the trust company or cause suitable audits to be made by auditors responsible only to the board of directors, and at such time shall ascertain the company has been administered in accordance with law, Regulation 9 of the Comptroller of the Currency and sound fiduciary principles. The board of directors may elect, in lieu of such periodic audits, to adopt an adequate continuous audit system. A report of the audits and examination required under this section, together with the action taken thereon, shall be noted in the minutes of the board of directors.

         In performing its duties the committee may utilize any person, including auditors, public accountants, attorneys or officers or employees of The Marine Corporation, any of its subsidiaries of this Association to assist it. The authority and duties of this committee shall be as follows:

         (a) To examine the reports of audits conducted by the Auditing Department of The Marine Corporation or the Association, and such supplemental information as may be required of the auditing staff in relation to the Association.

         (b) To review each Report of Examination of the Association by National Bank Examiners, and any correspondence from the Comptroller of the Currency relating to its activities, for the purpose of verification and correction of exceptions which may have been brought to the attention of the Association.

         (c) To report to the Board of Directors, not less often than annually, the results of its examination and review and results of audits made and the sufficiency of auditing practices and procedures from time to time in effect, together with its recommendations.

         (d) To perform such other duties as may be prescribed by the Board of Directors.


4.03 OTHER COMMITTEES
     ----------------

         The Board of Directors may appoint, from time to time, other committees, composed of one or more members each, for such purposes and with such powers as the Board may determine.

4.04 COMMITTEE MEETINGS
     ------------------

         Each committee shall determine its own time and place of meetings unless otherwise directed by the Board of Directors.


4.05 TEMPORARY COMMITTEE VACANCIES
     -----------------------------

         If any committee member shall be absent or temporarily unable to act, the Board of Directors may designate another directors, who is otherwise qualified to act in his stead; in the interim between meetings of the Board, the Chairman of the Board or in the event of his absence or inability to act, the President shall have the power to designate such substitute members of all committees, except the Executive Committee.


                                    PART V
                                    ------

                                     SEAL
                                     ----


5.01 FORM
     ----

         The following is an impression of the Seal adopted by the Board of Directors of this Association.


                               (CORPORATE SEAL)


5.02 AUTHORITY TO USE SEAL
     ---------------------

         Each officer of this Association shall have the authority to affix the corporate seal of this Association and to attest the same.


                                    PART VI
                                    -------

                                     STOCK
                                     -----


6.01 TRANSFER OF STOCK
     -----------------

         The stock of this Association shall be assignable and transferable only on the books of this Association, subject to the restrictions and provisions of the laws of the United States; a stock ledger shall be maintained under the supervision of the Secretary of the Board in which all assignments and transfers of stock shall be made. Transfer of stock shall not be suspended preparatory to the declaration or payments of dividends.

6.02 DIVIDENDS
     ---------

         Dividends may be declared by the Board of Directors in accordance with law and shall be payable at such time or times as the Board of Directors shall determine. Such dividends shall be paid to the Shareholders in whose names the stock shall stand at the date or dates sepcified in the resolutions declaring such dividends.


6.03 CERTIFICATES
     ------------

         Certificates of stock, signed by the President or a Vice President and the Secretary and Cashier or an Assistant Secretary, shall be issued to Shareholders, and when stock is transferred the certificates thereof shall be returned to the Association, cancelled, preserved and new certificates issued. Certificates of stock shall state upon the face thereof that the stock is transferable only upon the books of the Association and shall meet the requirements of the laws of the United States.


6.04 GENERAL AUTHORITY
     -----------------

         The Board of Directors shall have the power and authority to make all such rules and regulations as it may deem expedient concerning the issue, transfer, registration and replacement of lost certificates for share of the Capital Stock of the Association.


                                   PART VII
                                   --------

                                 MISCELLANEOUS
                                 -------------


7.01 REAL ESTATE
     -----------

         All transfers and conveyances of real estate shall be made by the Association, under seal, and shall be signed by the President, a Vice President, an Assistant Vice President, or a Trust Officer and attested by the Secretary and Cashier or an Assistant Secretary.


7.02 CONTRACTS, DRAFTS, CHECKS, ETC.
     -------------------------------

         Except as otherwise provided in these Bylaws, all contracts and other instruments on behalf of the association by the President, and Vice President, Assistant Vice President or Trust Officer with or without the attestation of the Secretary and Cashier or any Assistant Secretary and with or without the seal of the Association, or by such other officer or officers or person or persons as may from time to time be authorized by resolution of the Board of Directors and, in the absence of such authorization, designated and authorized by the President.

7.03 DELEGATION OF FIDUCIARY POWERS
     ------------------------------

         The Board of Directors may delegate to such persons or committees such of its fiduciary powers as the Board may determine.


7.04 FIDUCIARY FILES
     ---------------

         There shall be maintained in the Association files containing all fiduciary records necessary to assure that the fiduciary responsibilities of this Association have been properly undertaken and discharged.


7.05 FIDUCIARY INVESTMENTS
     ---------------------

         Funds held in a fiduciary capacity shall be invested in accordance with the instrument establishing the fiduciary relationship and local law.
     Where such instrument does not specify the character and class of investments to be made and does not vest in this Association a discretion in the matter, funds held pursuant to such instrument shall be invested in investments in which corporate fiduciaries may invest under local law.


7.06 SECURITY DEPOSIT
     ----------------

         The appropriate officers of this Association shall from time to time, as required by Wisconsin law, deposit with the Treasurer of the State of Wisconsin, securities acceptable to him in quality and value to be held by him in trust as security for the faithful execution of any trust which may be lawfully imposed upon and accepted by this Association.


                                   PART VIII
                                   ---------

                             EMERGENCY OPERATIONS
                             --------------------


8.01 In the event of an emergency declared by the President of the United States or the person performing his functions, the officers and employees of this association will continue to conduct the affairs of the association under such guidance from the directors as may be available, except as to matters which by statute require specific approval of the Board of Directors and subject to conformance with any governmental directives during the emergency.


8.02 In the event of a state disaster of sufficient severity to prevent the conduct and management of the affairs and business of this association as contemplated by these Bylaws, any two or more available members of the then incumbent Executive Committee shall constitute a quorum of that Committee for the full conduct and management of the affairs and business of the association in accordance with these Bylaws, except as to matters which by statute require specific approval of the board of Directors; and, in addition, such Committee shall be empowered to exercise all the powers reserved to other committees by provision of these Bylaws or by statute.

       In the event of unavailability, at such time, of a minimum of two members of the then incumbent Executive Committee, any three available directors shall constitute the Executive Committee for the full conduct and management of the affairs and business of the association in accordance with the foregoing provisions of this section. This Bylaw shall be subject to implementation by resolutions of the Board of Directors passed from time to time for that purpose, and any provisions of any such implementary resolutions shall be suspended until it shall be determined by an interim Executive Committee acting under this section that it shall be to the advantage of this association to resume the conduct and management of its affairs and business under all of the other provisions of these Bylaws.

8.03 During an emergency resulting in any authorized place of business of this association being unable to function, the business ordinarily conducted at such location shall be relocated elsewhere is suitable quarters, as may be designated by the Board of Directors or by the Executive Committee or by such persons as are then, in accordance with other provisions of these Bylaws and resolutions adopted from time to time by the Board of Directors dealing with the exercise of authority in the time of such emergency, conducting the affairs of this association. Any temporarily relocated place of business of this association shall be returned to its legally authorized location as soon as practicable and such temporary place of business shall then be discontinued.

                                    PART IX
                                    -------

                               CHANGES IN BYLAWS
                               -----------------

9.01 AMENDMENTS
     ----------

       These Bylaws may be amended, altered or repealed at any regular or special meeting of the Board of Directors, by a vote of a majority of the directors then in office. A certified copy of any amendments to these Bylaws shall be forwarded to the Comptroller of the Currency immediately after adoption.

9.02 INSPECTION
     ----------
       A copy of the Bylaws, with all amendments thereto, shall at all times be kept in a convenient place at the main Office of the Association, and shall be open for inspection to all shareholders, during banking hours.

                                                                       EXHIBIT 6

                           [LETTERHEAD OF BANK ONE]



In accordance with the provisions of Section 321(b) of the Trust Indenture Act of 1939, Bank One Wisconsin Trust Company, National Association consents that reports of examination by Federal, State, Territorial or District authorities may be furnished by such authorities to the Commission upon request therefor.



                                                   By: /s/ John R. Rudolph
                                                       -------------------
                                                   Title: Vice President
                                                          ----------------

Date: January 12, 1994
      ----------------

                                                                       EXHIBIT 7
                            (OFFICIAL PUBLICATION)
           CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL
           AND STATE-CHARTERED SAVINGS BANKS FOR SEPTEMBER 30, 1993

            BANK ONE WISCONSIN TRUST COMPANY, NATIONAL ASSOCIATION

Charter No.                                           National Bank Region No.

In the state of Wisconsin at the close of business on September 30, 1993 published in response to call made by Comptroller of the Currency, under title 12, United States Code, Section 161.

                                    ASSETS                         In Thousands
Cash and balances due from depository institutions:
  Noninterest-bearing balances and currency and coin.................  $ 2,157
  Interest-bearing balances..........................................        0
Securities...........................................................   24,689
Federal funds sold and securities purchased under agreements to resell:
  Federal funds sold.................................................    4,000
  Securities purchased under agreements to resell....................        0
Loans and lease financing receivables:
  Loans and leases, net of unearned income................       $0
  LESS: Allowance for loan and lease losses...............        0
  LESS: Allocated transfer risk reserve...................        0
  Loans and leases, net of unearned income, allowance and reserve....        0
Assets held in trading accounts......................................        0
Premises and fixed assets (including capitalized leases).............    1,985
Other real estate owned..............................................        0
Investments in unconsolidated subsidiaries and associated companies..        0
Customers' liability to this bank on acceptances outstanding.........        0
Intangible assets....................................................        0
Other assets.........................................................    3,114
                                                                       -------
  TOTAL ASSETS.......................................................  $35,945
                                                                       =======
                                  LIABILITIES
Deposits:
  In domestic offices................................................  $     0
  Noninterest-bearing.....................................       $0
  Interest-bearing........................................        0
In foreign offices, Edge and Agreement subsidiaries, and IBFs........
  Noninterest-bearing.....................................       $
  Interest-bearing........................................
Federal funds purchased and securities sold under agreements to repurchase:
  Federal funds purchased............................................        0
  Securities sold under agreements to repurchase.....................        0
Demand notes issued to the U.S.Treasury..............................        0
Other borrowed money.................................................        0
Mortgage indebtedness and obligations under capitalized leases.......        0
Bank's liability on acceptances executed and outstanding.............        0
Notes and debentures subordinated to deposits........................        0
Other liabilities....................................................    4,639
                                                                       -------
  TOTAL LIABILITIES..................................................    4,639
                                                                       -------
Limited-life preferred stock.........................................        0

                                EQUITY CAPITAL
Perpetual preferred stock............................................        0
Common stock.........................................................      250
Surplus..............................................................    4,750
Undivided profits and capital reserves...............................   26,306
  LESS: Net unrealized loss on marketable equity securities..........        0
Cumulative foreign currency translation adjustments..................        0
                                                                       -------
  TOTAL EQUITY CAPITAL...............................................   31,306
                                                                       -------
  TOTAL LIABILITIES, LIMITED-LIFE PREFERRED STOCK, AND EQUITY CAPITAL  $35,945
                                                                       =======

  I, Mark VandenBusch, Vice President of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

                               MARK VANDENBUSCH
                              ------------------
                                Vice President

                               October 26, 1993